UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2009

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois  60601

(Address of principal executive offices)

(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 18, 2009, Charles A. Hinrichs resigned as senior vice president and chief financial officer of Smurfit-Stone Container Corporation (the “Company”).  Also effective May 18, 2009, the Company appointed John R. Murphy to the position of senior vice president and chief financial officer of the Company.  The Company issued a press release on May 18, 2009 announcing Mr. Hinrichs’ resignation and Mr. Murphy’s appointment.  A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Murphy, age 58, served as the president and chief executive officer of Accuride Corporation, a North American manufacturer and supplier of commercial vehicle components (“Accuride”) from October 2007 until September 2008.  From January 2007 until October 2007, Mr. Murphy held the position of president and chief financial officer of Accuride.  Mr. Murphy previously served as Accuride’s president and chief financial officer from February 2006 until December 2006, and as Accuride’s executive vice president/finance and chief financial officer from March 1998 until January 2006.

In connection with Mr. Murphy’s appointment as the Company’s senior vice president and chief financial officer, the Company delivered to Mr. Murphy an offer letter (the “Offer Letter”) dated May 7, 2009.  The Offer Letter outlines the terms of Mr. Murphy’s compensation, which became effective upon his appointment on May 18, 2009.  Pursuant to the Offer Letter, Mr. Murphy will receive an initial base salary of $400,000 and reimbursement for certain relocation expenses, and he is eligible to participate in the Company’s annual Management Incentive Plan at a target level of 100% of salary (prorated for 2009 based on the number of full months he is employed by the Company) and long-term incentive plan.  He will be eligible to participate in all of the benefit programs available to salaried employees of the Company, including the 401(k) retirement plan, life insurance, disability and medical plan benefits, after a 30-day waiting period.

The foregoing summary of the material terms of the Offer Letter is qualified in its entirety by reference to the Offer Letter filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                                         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Offer Letter dated May 7, 2009.
99.1	Press Release dated May 18, 2009.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 21, 2009

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary, and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Offer Letter dated May 7, 2009.
99.1	Press Release dated May 18, 2009.